UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2003

WellPoint Health Networks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13083	95-4635504
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1 WellPoint Way Thousand Oaks, California		91362
(Address of principal executive offices)		(Zip Code)

(818) 234-4000

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

Exhibit No.	Exhibit

99.1	Medical Membership Data of WellPoint Health Networks Inc. as of March 31, 2002, June 30, 2002, September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003.

Item 9.    Regulation FD Disclosure.

The information in Item 12 below and in Exhibit 99.1 attached hereto is also intended to be furnished under this Item 9.

Item 12.  Results of Operations and Financial Condition.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a schedule disclosing the medical membership of WellPoint Health Networks Inc. (the “Company”) as of March 31, 2002, June 30, 2002, September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003.  The information contained in Exhibit 99.1 was previously contained in the Company’s Current Reports on Form 8-K dated July 22, 2003, April 23, 2003 and August 13, 2002, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003 and September 30, 2002 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2002. Some of the membership data has been reclassified as described in Exhibit 99.1.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2003	WellPoint Health Networks Inc.

	By:	/s/ ROBERT A. KELLY
Robert A. Kelly
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Medical Membership Data of WellPoint Health Networks Inc. as of March 31, 2002, June 30, 2002, September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003.